Other Liabilities	12 Months Ended
Dec. 31, 2022
Miscellaneous non-current liabilities [abstract]
Other Liabilities

30. OTHER LIABILITIES

As at December 31,	2022	2021
Pension and Other Post-Employment Benefit Plan	201	288
Provision for West White Rose Expansion Project (1)	204	259
Provisions for Onerous and Unfavourable Contracts	95	99
Employee Long-Term Incentives	245	74
Drilling Provisions	31	56
Deferred Revenue	45	41
Other (2)	221	112
	1,042	929
(1)     On May 31, 2022, the Company divested of 12.5 percent of its working interest in the White Rose field and satellite extensions reducing the provision by $47 million (see Note 10). Cenovus expects to draw down the provision by $58 million in the next twelve months.
(2)     As at December 31, 2022, other includes a net RVO of $101 million. Gross amounts of the RVO and RINs asset were $1.1 billion and $1.0 billion, respectively.